OBLIGOR SUBROGATION
                           AND CONTRIBUTION AGREEMENT



          This OBLIGOR SUBROGATION AND CONTRIBUTION AGREEMENT (this "Agreement") dated as of April __, 1990, is executed by The Citizens and Southern National Bank, a national banking association (as Trustee under the Indenture described below, the "Trustee") and Susan L. Adams (as Individual Trustee under the Indenture described below, the "Individual Trustee") as Trustees (the "Trustees") those certain subsidiaries (collectively, the "Principal Subsidiaries," and each individually a "Principal Subsidiary") of RAMSAY HEALTH CARE, INC., a Delaware corporation (the "Company"), which are or hereafter become parties to this Agreement and the Company, for the benefit of each other, the Company, those certain institutional investors (collectively, the "Noteholders," and each individually, a "Noteholder") which are holders of the outstanding Notes under the Indenture described below and with respect to the following facts:

          A. The Company has entered into that certain Trust Indenture (the "Indenture") dated as of March 31, 1990, together with those certain subsidiaries of the Company which are or hereafter become parties thereto (the "Principal Subsidiaries", together with the Company, collectively, the "Obligors," and each individually, an "Obligor") and the Trustees. All terms used, but not defined, herein shall have the respective meanings set forth in the Indenture.

          B. The Noteholders have agreed to purchase the $56,500,000 aggregate principal amount of 11.6% Senior Secured Notes of the Obligors (the "Senior Secured Notes") and the $3,000,000 aggregate principal amount of 15.6% Subordinated Secured Notes of the Obligors (the "Subordinated Secured Notes", collectively with the Senior Secured Notes, the "Notes") on the terms and subject to the conditions of the Indenture.

          C. The Trustees and the Noteholders have required that the Obligors execute and deliver this Agreement to the Trustees for the benefit of the Noteholders as a condition to purchasing the Notes.

          D. In order to induce the Noteholders to purchase the Notes on the terms and subject to the conditions of the Indenture, and to effect an equitable




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                                                                               2


sharing of the risks of the joint and several issuance of the Notes, the Obligors wish to enter into this Agreement.

          NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration as set forth in Section 1 hereof, the receipt and adequacy of which are hereby acknowledged, the Obligors hereby agree with the Trustees and the Noteholders as follows:

          1. Consideration. Each Obligor hereby acknowledges that the Company requires funds to prepay certain indebtedness for borrowed money of the Company (which indebtedness was issued or guaranteed by each of the Obligors) and to finance capital expenditures, renovations and construction at facilities owned by certain of the Obligors, and in order to strengthen the financial and operating condition of each and every Obligor, directly and indirectly, as a result of the enhanced ability of the Company to provide financial, accounting, consulting and administrative assistance and services to each other Obligor and that, as a result, each Obligor will receive direct and indirect benefits from the purchase of the Notes contemplated by the Indenture and that the waiver set forth in this Section 1 knowingly is made in contemplation of such benefits.

          2. Contribution Rights. If any Principal Subsidiary makes a payment with respect to the Notes, it shall have the rights of contribution set forth below against the other Principal Subsidiaries; provided, however, that such Principal Subsidiary shall not enforce its right to any payment by way of exercising its right of contribution or by any other means until after all the obligations incurred by any of the Obligors under the Indenture shall have been fully satisfied. If any Principal Subsidiary makes a payment with respect to the obligations under the Indenture which is smaller in proportion to its Allocable Share, as determined by the Obligors and as set forth in Schedule A hereto (such Principal Subsidiary's "Allocable Share"), than the payments made by the other Principal Subsidiaries are in proportion to the respective Allocable Share, the Principal Subsidiary making such proportionately smaller payment shall, when permitted by the preceding sentence, pay to the other Principal Subsidiaries an amount such that the aggregate amount of the net payments made by the Principal Subsidiaries with respect to the obligations under the Indenture shall be shared among the Principal Subsidiaries pro rata in proportion to their respective Allocable Share. Notwithstanding anything to the contrary set forth in this Agreement, no liability or obligation of any Principal Subsidiary that shall

                                                                               3
accrue pursuant to this Agreement shall be paid, nor shall it be deemed owed pursuant to this Agreement, until after all of the obligations incurred by any of the Obligors under the Indenture shall have been fully satisfied.

          3. Continuing Agreement to Pay. To the extent that any Obligor makes a payment or payments to the Trustees or any Noteholder or any Noteholder or the Trustees receives any proceeds of collateral and a claim is made upon such Noteholder or the Trustees at any time for repayment or recovery of any such amount received, and the Trustees or such Noteholder repays or otherwise becomes liable for all or any part of such claim by reason of (a) any judgment, decree or order of any court or administrative body having competent jurisdiction, or
(b) any  settlement  or  compromise  of any such claim,  the  obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, to the same extent as if such amount never had been received by the Trustees or such Noteholder, notwithstanding any termination hereof or the cancellation of the Indenture, the Notes or any other document, instrument or agreement evidencing any of the obligations incurred by the Obligors under the transactions contemplated by the Indenture. Each Obligor shall defend and indemnify the Trustees and each Noteholder from and against any claim or loss under this Section 3 (including any reasonable attorneys' fees and expenses) in the defense of any such action or other proceeding.

          4. Relation to Indenture. This Agreement is executed pursuant to the Indenture and, unless otherwise expressly set forth herein or therein, shall be construed, administered and applied in accordance with the provisions of the Indenture.

          5. Notices. Any notice, request, demand or other communication required or permitted under this Agreement shall be given or made in the manner and to the appropriate address set forth in the Indenture.

          6. Amendments. Except as otherwise set forth in the Indenture, the provisions of this Agreement may not be modified, amended, restated or supplemented, whether or not the modification, amendment, restatement or supplement is supported by new consideration, except by a written instrument duly executed and delivered on behalf of the Trustees and all of the Noteholders.

          7. Waivers and Consents. Except as otherwise set forth in the Indenture or this Agreement, any waiver of the terms and conditions of this Agreement, or any Default or Event of Default and its consequences hereunder or thereunder, and any consent or approval required or permitted by this Agreement to be given by the Noteholders, may be made or given with, but only with the written consent of the Trustees and the Required Holders on such terms and conditions as specified in the written instrument granting such waiver, consent or approval. A waiver, to be effective, must be in writing and signed by the party making the waiver.

          8. Headings and Captions. The headings and captions used in this Agreement are solely for the purpose of reference and are not to be considered as construing or interpreting the provisions hereof.

          9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

          10. Necessary Acts. Each Obligor shall perform any further acts and execute and deliver any additional agreements, assignments, documents or instruments that may be reasonably necessary to carry out the provisions or to effectuate the purposes of this Agreement.

          11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all which shall together constitute one and the same documents.

          IN WITNESS WHEREOF, the Obligors have caused this Agreement to be duly executed and delivered to the Trustees as of the date first written above.

                                            RAMSAY HEALTH CARE, INC.



                                            By_________________________________
                                              Its President


ATTEST:


_________________________
   Assistant Secretary

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                                                                               5

                                            BOUNTIFUL PSYCHIATRIC HOSPITAL,
                                              INC.



                                            By_________________________________
                                              Its President


ATTEST:


_________________________
   Assistant Secretary


                                            CUMBERLAND MENTAL HEALTH, INC.



                                            By_________________________________
                                              Its President


ATTEST:


_________________________
   Assistant Secretary


                                            EAST CAROLINA PSYCHIATRIC SERVICES
                                             CORPORATION



                                            By_________________________________
                                              Its President


ATTEST:


_________________________
   Assistant Secretary

                                            HAVENWYCK HOSPITAL, INC.



                                            By_________________________________
                                              Its President


ATTEST:


_________________________
   Assistant Secretary


                                            MESA PSYCHIATRIC HOSPITAL, INC.



                                            By_________________________________
                                              Its President


ATTEST:


_________________________
   Assistant Secretary


                                            PSYCHIATRIC INSTITUTE OF WEST
                                             VIRGINIA, INC.



                                            By_________________________________
                                              Its President


ATTEST:


_________________________
   Assistant Secretary

                                            THE CITIZENS AND SOUTHERN NATIONAL
                                             BANK, as Corporate Trustee



                                            By_________________________________
                                              Its Corporate Trust Officer


ATTEST:


_________________________
  Senior Vice President



                                            ___________________________________
                                            Susan L. Adams,
                                              as Individual Trustee

STATE OF ILLINOIS          )
                           )  ss
COUNTY OF COOK             )


          On this  _____ day of April,  1990,  before me,  _________________,  a
Notary Public, personally appeared Ralph J. Watts, who acknowledges himself to be the President of Ramsay Health Care, Inc., a Delaware corporation, and that he, as such President, being authorized so to do executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ___________________________________
                                                        Notary Public

(Notarial Seal)




STATE OF ILLINOIS          )
                           )  ss
COUNTY OF COOK             )


          On this  _____ day of April,  1990,  before me,  _________________,  a
Notary Public, personally appeared Ralph J. Watts, who acknowledges himself to be the President of Bountiful Psychiatric Hospital, Inc., a Utah corporation, and that he, as such President, being authorized so to do executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ___________________________________
                                                        Notary Public

(Notarial Seal)

STATE OF ILLINOIS          )
                           )  ss
COUNTY OF COOK             )


          On this  _____ day of April,  1990,  before me,  _________________,  a
Notary Public, personally appeared Ralph J. Watts, who acknowledges himself to be the President of Cumberland Mental Health, Inc., a North Carolina corporation, and that he, as such President, being authorized so to do executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ___________________________________
                                                       Notary Public

(Notarial Seal)





STATE OF ILLINOIS          )
                           )  ss
COUNTY OF COOK             )


          On this  _____ day of April,  1990,  before me,  _________________,  a
Notary Public, personally appeared Ralph J. Watts, who acknowledges himself to be the President of East Carolina Psychiatric Services Corporation, a North Carolina corporation, and that he, as such President, being authorized so to do executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ___________________________________
                                                      Notary Public

(Notarial Seal)

STATE OF ILLINOIS          )
                           )  ss
COUNTY OF COOK             )


          On this  _____ day of April,  1990,  before me,  _________________,  a
Notary Public, personally appeared Ralph J. Watts, who acknowledges himself to be the President of Havenwyck Hospital, Inc., a Michigan corporation, and that he, as such President, being authorized so to do executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ___________________________________
                                                      Notary Public

(Notarial Seal)




STATE OF ILLINOIS          )
                           )  ss
COUNTY OF COOK             )


          On this  _____ day of April,  1990,  before me,  _________________,  a
Notary Public, personally appeared Ralph J. Watts, who acknowledges himself to be the President of Mesa Psychiatric Hospital, Inc., an Arizona corporation, and that he, as such President, being authorized so to do executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ___________________________________
                                                      Notary Public

(Notarial Seal)

STATE OF ILLINOIS          )
                           )  ss
COUNTY OF COOK             )


          On this  _____ day of April,  1990,  before me,  _________________,  a
Notary Public, personally appeared Ralph J. Watts, who acknowledges himself to be the President of Psychiatric Institute of West Virginia, Inc., a Virginia corporation, and that he, as such President, being authorized so to do executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ___________________________________
                                                      Notary Public

(Notarial Seal)




STATE OF ILLINOIS          )
                           )  ss
COUNTY OF COOK             )


          On this  _____ day of April,  1990,  before me,  _________________,  a
Notary Public, personally appeared ______________, who acknowledges himself to be a Corporate Trust Officer of The Citizens and Southern National Bank, a national banking association, and that he, as such Corporate Trust Officer, being authorized so to do executed the foregoing instrument for the purposes therein contained, by signing the name of said Bank by himself as Corporate Trust Officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ___________________________________
                                                      Notary Public

(Notarial Seal)

                                                                              12
STATE OF ILLINOIS          )
                           )  ss
COUNTY OF COOK             )


          On this  _____ day of April,  1990,  before me,  _________________,  a
Notary Public, personally appeared Susan L. Adams, known to me to be the person whose name is subscribed to the within instrument as the Individual Trustee and acknowledged to me that she executed the same as such Individual Trustee.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            ___________________________________
                                                      Notary Public

(Notarial Seal)

                Principal Subsidiary                 Allocable Share

     Bountiful Psychiatric                                  5.8%
     Hospital, Inc.

     Cumberland Mental Health,                             33.3
     Inc.

     East Carolina Psychiatric                             17.3
     Services Corporation

     Havenwyck Hospital, Inc.                              21.9

     Mesa Psychiatric Hospital,                             8.9
     Inc.

     Psychiatric Institute of                              12.8
     West Virginia, Inc.






















                                   Schedule A
                         (to Obligor Subrogation Waiver
                           and Contribution Agreement)